UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2025

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2025, the Board of Directors (the “Board”) of South Plains Financial, Inc., a Texas corporation (the “Company”), approved and adopted the Third Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective immediately.

The Amended Bylaws amend and restate the Second Amended and Restated Bylaws of the Company, as amended and restated as of October 29, 2021, in order to implement recent legislative changes to the Texas Business Organizations Code (the “TBOC”) including, among other things:

•
adopting an ownership threshold requiring any shareholder or group of shareholders to hold shares of common stock sufficient to meet an ownership threshold of at least 3% of the Company’s issued and outstanding shares in order to institute or maintain a derivative proceeding;

•	electing to be governed by the new Section 21.419 of the TBOC;

•
providing that, unless the Company consents otherwise, the sole and exclusive forum for “internal entity claims” (as defined under the TBOC) shall be the Texas Business Court in the Ninth Business Court Division, or, if that court does not have jurisdiction, the United States District Court for the Northern District of Texas, or, if that court also lacks jurisdiction, a Texas state district court located in Lubbock County, Texas; and

•	adding a waiver of jury trial for “internal entity claims” (as defined in the TBOC).

The foregoing description of the Amended Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Third Amended and Restated Bylaws of South Plains Financial, Inc., as amended and restated on August 20, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: August 26, 2025	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer